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                                                                    EXHIBIT j(1)


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors and Shareholders
Tax-Free Investments Co.:

We consent to the use of our report on the Cash Reserve Portfolio (a portfolio of Tax-Free Investments Co.) dated May 1, 2000 included herein and to the reference to our firm under the heading "Reports" in the Statement of Additional Information.


/s/ KPMG LLP


Houston, Texas
July 24, 2001